SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                          __________________

                                FORM 8-K

                             CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)
                             MAY 25, 1995



                UNITED COMPANIES FINANCIAL CORPORATION
          (Exact name of Registrant as Specified in Charter)


    LOUISIANA             33-55227           71-0430414
 (State or Other        (Commission          (IRS Employer
 Jurisdiction of        File Number)         Identification No.)
Incorporation)

    4041 ESSEN LANE, BATON ROUGE, LOUISIANA         70809
 (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code (504)
924-6007

                         NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(a)    Not Applicable.
(b)    Not Applicable.
(c)    Exhibits:

4.8.    Form of Articles of Amendment to Articles of
        Incorporation.

8.1. Opinion of Stroock & Stroock & Lavan with respect to certain tax matters.

12.1.   Statement of Computation of Ratio of Earnings to Fixed
        Charges.

12.2.   Statement of Computation of Ratio of Earnings to
        Combined Fixed Charges and Preferred Stock Dividends.

23.4. Consent of Stroock & Stroock & Lavan (included in Exhibit 8.1).

                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       UNITED COMPANIES FINANCIAL CORPORATION
                                    (Registrant)


Date:  May 25, 1995     By: /S/ DALE E. REDMAN
                           Name:  Dale E. Redman
                           Title: Executive Vice President &
                                  Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION


4.8         Form of Articles of Amendment to Articles      5
            of Incorporation.

8.1 Opinion of Stroock & Stroock & Lavan with respect to certain tax matters.

12.1 Statement of Computation of Ratio of Earnings to Fixed Charges.

12.2 Statement of Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock
            Dividends.

23.4 Consent of Stroock & Stroock & Lavan (included in Exhibit 8.1).